Exhibit 99.1
FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Third Quarter 2009 EPS of $0.27 Per Share
Company announces:
•	increase in net interest margin to 3.61%,

•	increase in allowance for credit losses to 1.72 percent

•	increase in tangible common equity levels to 8.65 percent, and

•	increase in core deposit accounts of 2.58 percent
Akron, Ohio (October 27, 2009) — FirstMerit Corporation (Nasdaq: FMER) reported third quarter 2009 net income of $22.8 million, or $0.27 per diluted share. This compares with $15.5 million, or $0.13 per diluted share, for the second quarter 2009 and $29.8 million, or $0.36 per diluted share, for the third quarter 2008 which has been restated for the stock dividends.
     Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2009 were 8.69% and 0.85%, respectively, compared with 6.27% and 0.57% for the second quarter 2009 and 12.73% and 1.12% for the third quarter 2008. Included in the second quarter 2009 results was a $3.7 million after-tax FDIC Special Assessment fee ($0.04 per share). Also included in the second quarter 2009 results was a $4.5 million after-tax expense ($0.06 per share) associated with the unamortized discount on the preferred stock under the TARP program.
     “In the third quarter FirstMerit again delivered relatively strong financial performance in a very challenging environment. Conditions in our markets mirror the strains of the national economy stemming from job losses and overall contraction. However, our commitment to sound, fundamental banking strategies and appropriate risk management continues to provide consistent returns to our investors,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation.
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FirstMerit Reports Third Quarter 2009 EPS Results / Page 2
     “This past quarter we increased our loan loss reserve and tangible common equity levels. While our balance sheet is structured to absorb future credit losses given the uncertainty surrounding the timing and magnitude of an economic recovery, its inherent strength also positions us to take advantage of organic growth and strategic acquisition opportunities. This past quarter we demonstrated further success growing core deposits by leveraging our best-in-class consumer and commercial Reality Checking and Savings products. These valuable core deposits continue to provide us with ample liquidity in order to meet our customers’ current and future funding needs,” added Greig.
     Net interest margin was 3.61% for the third quarter of 2009 compared with 3.56% for the second quarter of 2009 and 3.78% for the third quarter of 2008. The margin expansion in the quarter was primarily driven by lower funding costs due to a continued shift in deposit mix with increased emphasis on core deposit products and lower certificate of deposit balances.
     Average loans during the third quarter of 2009 decreased $189.7 million, or 2.62%, compared to the second quarter of 2009 and decreased $225.3 million, or 3.09%, compared with the third quarter of 2008. The fluctuation from second quarter 2009 to third quarter 2009 was due to decreases in commercial loans of $157.3 million or 3.69%, mortgage loans of $21.9 million, or 4.26%, and installment loans of $20.9 million, or 1.38%. The decrease in the third quarter 2009 as compared to third quarter 2008 was due to decreases in commercial loans of $63.2 million, or 1.52%, mortgage loans of $77.2 million, or 13.56%, and installment loans of $125.2 million, or 7.74%. The decrease in average loan volume over both periods reflects the current economic cycle in which business owners and consumers are retrenching on their demand for leverage and borrowing. Business customers continue their trend in inventory and receivable reduction and paying down existing debt to strengthen their balance sheets. Consumer customers are taking a similar approach with lower borrowing demand and increased usage of short-term savings products.
     Average deposits during the third quarter of 2009 decreased $230.3 million, or 3.02%, compared with the second quarter of 2009 and increased $58.1 million, or 0.79%, compared with the third quarter of 2008. During the third quarter of 2009 the Company increased its average core deposits, which excludes time deposits, by $138.9 million, or 2.58%, compared with the second quarter of 2009, and $913.8 million, or 19.87%, compared with the third quarter of 2008. These results reflect the company’s continued success in growing core deposit relationships and deemphasizing a reliance on higher-cost certificate of deposit accounts. The core deposit growth reflects the company’s success in building a strong brand name in its core markets and capitalizing on market disruption in northeast Ohio.
     Average investments decreased $5.4 million, or 0.20%, compared with the second quarter of 2009 and increased $270.7 million, or 11.01%, over the third quarter of 2008. The year-over-year increase is a result of the leverage strategy implemented in the fourth quarter of 2008.
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FirstMerit Reports Third Quarter 2009 EPS Results / Page 3
     Net interest income on a fully tax-equivalent (“FTE”) basis was $89.1 million in the third quarter 2009 compared with $88.8 million in the second quarter of 2009 and $92.7 million in the third quarter of 2008. Compared with the second quarter of 2009, average earning assets decreased $198.5 million, or 1.98% and increased $47.0 million or 0.48% compared to the third quarter of 2008.
     Noninterest income net of securities transactions for the third quarter of 2009 was $48.6 million, a decrease of $1.0 million, or 2.06%, from the second quarter of 2009 and an increase of $1.6 million, or 3.43%, from the third quarter of 2008. The primary changes in these noninterest income categories compared with the third quarter of 2008 were as follows: trust income was $5.1 million, a decrease of $0.5 million; ATM and other service fees was $2.9 million, an increase of $0.2 million; investment services and insurance was $2.5 million, a decrease of $0.4 million; and loan sales and servicing was $3.9 million, an increase of $2.5 million. The increase in loan sales and servicing is primarily attributed to increased mortgage origination and sales volume.
     Other income, net of securities gains, as a percentage of net revenue for the third quarter of 2009 was 35.32% compared with 35.87% for second quarter of 2009 and 33.67% for the third quarter of 2008. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
     Noninterest expense for the third quarter of 2009 was $84.2 million, a decrease of $6.4 million, or 7.07%, from the second quarter of 2009 and an increase of $3.6 million, or 4.41%, from the third quarter of 2008. Included in the second quarter 2009 expenses was the FDIC Special Assessment pretax fee of $5.1 million.
     The efficiency ratio for the third quarter of 2009 was 61.05%, compared with 65.34% for the second quarter of 2009 and 57.64% for the third quarter of 2008.
     Net charge-offs totaled $18.8 million, or 1.05% of average loans, in the third quarter of 2009 compared with $21.6 million, or 1.19% of average loans, in the second quarter 2009 and $11.8 million, or 0.64% of average loans, in the third quarter of 2008.
     Nonperforming assets totaled $88.9 million at September 30, 2009, an increase of $15.5 million, or 21.17%, compared with June 30, 2009 and an increase of $45.4 million, or 104.37%, compared with September 30, 2008. Nonperforming assets at September 30, 2009 represented 1.26% of period-end loans plus other real estate compared with 1.03% at June 30, 2009 and 0.59% at September 30, 2008.
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FirstMerit Reports Third Quarter 2009 EPS Results / Page 4
     The allowance for loan losses totaled $116.4 million at September 30, 2009, an increase of $5.1 million from June 30, 2009. Given the current economic environment, the Company has continued a strategy to build reserve levels and year-to-date has provided $12.6 million in excess of net charge-offs to the allowance for loan losses. At September 30, 2009, the allowance for loan losses was 1.66% of period-end loans compared with 1.56% at June 30, 2009 and 1.38% at September 30, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.72% at September 30, 2009, compared with 1.64% at June 30, 2009 and 1.47% at September 30, 2008. The allowance for credit losses to nonperforming loans was 153.27% at September 30, 2009, compared with 184.71% at June 30, 2009 and 281.28% at September 30, 2008.
     The Company’s total assets at September 30, 2009 were $10.8 billion, an increase of $64.4 million, or 0.60%, compared with June 30, 2009 and an increase of $76.5 million, or 0.72%, compared with September 30, 2008. Growth in investment securities of $300.8 million, or 12.28%, compared with September 30, 2008, provided the majority of the overall asset growth.
     Total deposits were $7.3 billion at September 30, 2009, a decrease of $179.9 million, or 2.41%, from June 30, 2009 and a decrease of $159.3 million, or 2.14%, from September 30, 2008. The decrease as compared to both June 30, 2009 and September 30, 2008 was driven by a decrease in certificates and time deposits of 18.12% and 40.40%, respectively, reflecting the company’s success remixing the balance sheet and focusing on core deposit growth. Core deposits totaled $5.6 billion at September 30, 2009, an increase of $194.5 million, or 3.61%, from June 30, 2009 and an increase of $988.1 million, or 21.52%, from September 30, 2008.
     Shareholders’ equity was $1,059.2 million at September 30, 2009, compared with $1,022.6 million at June 30, 2009 and $926.1 million at September 30, 2008. The Company increased its strong capital position as tangible common equity to assets was 8.65% at September 30, 2009, compared with 8.36% at June 30, 2009 and, 7.45% at September 30, 2008. The common dividend per share paid in the third quarter 2009 was $0.16 as well as a $0.13 per share dividend of common stock.
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FirstMerit Reports Third Quarter 2009 EPS Results / Page 5
Third Quarter 2009 Conference Call
FirstMerit will host an earnings conference call on October 27, 2009, at 2:00 p.m. EDT to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 34702586. A replay of the conference call will be available at approximately 5:00 p.m., on October 27, 2009 through November 4, 2009, by dialing (800) 642-1687, and entering the PIN: 34702586.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.8 billion as of September 30, 2009 and 156 banking offices and 179 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights

(Unaudited)	Quarters
(Dollars in thousands)	2009	2009	2009	2008	2008
EARNINGS	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Net interest income FTE (a)	$89,079	$88,806	$88,577	$94,855	$92,659
Provision for loan losses	23,887	26,521	18,065	16,986	15,531
Other income	51,567	50,845	55,188	52,795	47,029
Other expenses	84,165	90,564	83,203	88,240	80,609
FTE adjustment (a)	1,702	1,691	1,683	1,617	1,538
Net income	22,763	15,495	29,434	29,136	29,753
Diluted EPS (b)	0.27	0.13	0.33	0.35	0.36

PERFORMANCE RATIOS
Return on average assets (ROA)	0.85%	0.57%	1.07%	1.08%	1.12%
Return on average common equity (ROE)	8.69%	6.27%	12.39%	12.47%	12.73%
Net interest margin FTE (a)	3.61%	3.56%	3.53%	3.82%	3.78%
Efficiency ratio	61.05%	65.34%	57.81%	60.34%	57.64%
Number of full-time equivalent employees	2,522	2,540	2,562	2,575	2,614

MARKET DATA
Book value/common share	$12.34	$11.99	$11.84	$11.58	$11.44
Period-end common share mkt value	19.03	17.00	18.20	20.59	21.00
Market as a % of book	154%	142%	154%	178%	184%
Cash dividends/common share	$0.16	$0.16	$0.29	$0.29	$0.29
Common stock dividend payout ratio	59.26%	84.21%	80.56%	82.86%	80.56%
Average basic common shares (b)	85,872	84,123	82,514	82,193	82,090
Average diluted common shares (b)	85,880	84,131	82,523	82,202	82,117
Period end common shares	85,869	85,266	81,417	80,960	80,974
Common shares repurchased	13	61	45	19	3
Common stock market capitalization	$1,634,087	$1,449,522	$1,481,789	$1,666,966	$1,700,454

ASSET QUALITY
Gross charge-offs	$21,819	$24,726	$18,936	$17,932	$14,957
Net charge-offs	18,757	21,556	15,565	15,236	11,763
Allowance for loan losses	116,352	111,222	106,257	103,757	102,007
Reserve for unfunded lending commitments	4,470	6,054	6,019	6,588	6,493
Nonperforming assets (NPAs)	88,881	73,351	76,243	57,526	43,491
Net charge-offs/average loans ratio	1.05%	1.19%	0.86%	0.82%	0.64%
Allowance for loan losses/period-end loans	1.66%	1.56%	1.45%	1.40%	1.38%
Allowance for credit losses/period-end loans	1.72%	1.64%	1.53%	1.49%	1.47%
NPAs/loans and other real estate	1.26%	1.03%	1.04%	0.77%	0.59%
Allowance for loan losses/nonperforming loans	147.60%	175.17%	151.35%	198.76%	264.45%
Allowance for credit losses/nonperforming loans	153.27%	184.71%	159.93%	211.38%	281.28%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	8.65%	8.36%	7.60%	7.27%	7.45%
Average equity to assets	9.77%	9.37%	9.66%	8.66%	8.79%
Average equity to loans	14.72%	14.07%	14.54%	12.62%	12.76%
Average loans to deposits	95.57%	95.17%	96.56%	96.01%	99.40%

AVERAGE BALANCES
Assets	$10,629,359	$10,884,228	$11,115,042	$10,731,029	$10,569,496
Deposits	7,384,507	7,614,826	7,644,118	7,672,560	7,326,364
Loans	7,057,021	7,246,752	7,381,019	7,366,246	7,282,333
Earning assets	9,802,810	10,001,266	10,189,233	9,876,488	9,755,812
Shareholders’ equity	1,038,824	1,019,628	1,073,276	929,788	929,495

ENDING BALANCES
Assets	$10,761,355	$10,696,962	$10,972,176	$11,100,026	$10,684,845
Deposits	7,271,274	7,451,220	7,678,213	7,597,679	7,430,556
Loans	7,029,648	7,145,146	7,350,763	7,425,613	7,381,592
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,143	1,229	1,316	1,403	1,490
Earning assets	9,793,244	9,869,183	10,108,403	10,209,602	9,840,951
Total shareholders’ equity	1,059,209	1,022,647	1,084,269	937,843	926,078

NOTES:

(a)	—	Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b)	—	Average outstanding shares and per share data restated to reflect the effect of stock dividends declared April 28, 2009 and August 20, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited, except December 31, 2008, which is derived from the	September 30,	December 31,	September 30,
audited financial statements)	2009	2008	2008
ASSETS
Cash and due from banks	$193,060	$178,406	$186,087
Investment securities
Held-to-maturity	166,663	158,273	161,722
Available-for-sale	2,584,414	2,614,575	2,288,511
Loans held for sale	12,519	11,141	9,126
Loans:
Commercial loans	4,097,252	4,352,730	4,273,065
Mortgage loans	481,336	547,125	559,276
Installment loans	1,481,200	1,574,587	1,613,481
Home equity loans	761,553	733,832	717,887
Credit card loans	147,767	149,745	148,179
Leases	60,540	67,594	69,704

Total loans	7,029,648	7,425,613	7,381,592
Less allowance for loan losses	(116,352)	(103,757)	(102,007)

Net loans	6,913,296	7,321,856	7,279,585
Premises and equipment, net	126,416	133,184	128,570
Goodwill	139,245	139,245	139,245
Intangible assets	1,143	1,403	1,490
Accrued interest receivable and other assets	624,599	541,943	490,509

Total assets	$10,761,355	$11,100,026	$10,684,845

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,898,913	$1,637,534	1,540,523
Demand-interest bearing	644,121	666,615	663,924
Savings and money market accounts	3,035,922	2,512,331	2,386,453
Certificates and other time deposits	1,692,318	2,781,199	2,839,656

Total deposits	7,271,274	7,597,679	7,430,556

Securities sold under agreements to repurchase	1,350,475	921,390	1,244,200
Wholesale borrowings	749,397	1,344,195	898,720
Accrued taxes, expenses, and other liabilities	331,000	298,919	185,291

Total liabilities	9,702,146	10,162,183	9,758,767

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
Fixed-Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 liquidation preference; authorized and issued 125,000 shares	—	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,635,910, 92,026,350 and 92,026,350 at September 30, 2009, December 31, 2008 and September 30, 2008, respectively.	127,937	127,937	127,937
Capital surplus	68,694	94,802	93,387
Accumulated other comprehensive loss	(7,437)	(54,080)	(59,190)
Retained earnings	1,042,752	1,053,435	1,047,781
Treasury stock, at cost, 6,767,053, 11,066,108 and 11,052,155 shares at September 30, 2009, December 31, 2008 and September 30, 2008, respectively	(172,737)	(284,251)	(283,837)

Total shareholders’ equity	1,059,209	937,843	926,078

Total liabilities and shareholders’ equity	$10,761,355	$11,100,026	$10,684,845

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2009	2009	2009	2008	2008
ASSETS
Cash and due from banks	$159,985	$194,381	$209,922	$192,804	$171,370
Investment securities
Held-to-maturity	160,084	156,877	161,217	160,283	159,928
Available-for-sale	2,568,348	2,576,994	2,623,732	2,340,639	2,297,829
Fed funds sold	—	—	17	424	3,674
Loans held for sale	17,357	20,643	23,248	8,896	12,048
Loans:
Commercial loans	4,105,778	4,263,114	4,337,108	4,273,123	4,168,951
Mortgage loans	492,089	513,982	536,498	555,713	569,293
Installment loans	1,492,019	1,512,929	1,558,374	1,596,053	1,617,265
Home equity loans	758,353	749,097	736,956	722,466	709,365
Credit card loans	149,460	146,589	146,355	150,133	147,924
Leases	59,322	61,041	65,728	68,758	69,535

Total loans	7,057,021	7,246,752	7,381,019	7,366,246	7,282,333
Less allowance for loan losses	111,073	104,864	102,533	100,898	98,091

Net loans	6,945,948	7,141,888	7,278,486	7,265,348	7,184,242

Total earning assets	9,802,810	10,001,266	10,189,233	9,876,488	9,755,812

Premises and equipment, net	127,096	129,433	132,156	130,511	127,267
Accrued interest receivable and other assets	650,541	664,012	686,264	632,124	613,138

TOTAL ASSETS	$10,629,359	$10,884,228	$11,115,042	$10,731,029	$10,569,496

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,947,359	$1,891,792	$1,767,885	$1,607,901	$1,545,427
Demand-interest bearing	647,712	671,235	655,279	658,208	678,803
Savings and money market accounts	2,916,980	2,810,155	2,638,166	2,534,702	2,373,995
Certificates and other time deposits	1,872,456	2,241,644	2,582,788	2,871,749	2,728,139

Total deposits	7,384,507	7,614,826	7,644,118	7,672,560	7,326,364
Securities sold under agreements to repurchase	1,087,875	945,178	941,112	1,168,438	1,504,011
Wholesale borrowings	883,377	1,019,786	1,151,777	766,358	634,226

Total funds	9,355,759	9,579,790	9,737,007	9,607,356	9,464,601
Accrued taxes, expenses and other liabilities	234,776	284,810	304,759	193,885	175,400

Total liabilities	9,590,535	9,864,600	10,041,766	9,801,241	9,640,001

SHAREHOLDERS’ EQUITY
Preferred stock	—	27,850	109,807	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Common stock warrant	—	2,820	4,175	—	—
Capital surplus	55,732	63,457	86,872	93,761	93,381
Accumulated other comprehensive loss	(26,793)	(35,569)	(49,477)	(62,018)	(54,000)
Retained earnings	1,050,359	1,056,739	1,069,948	1,053,992	1,048,452
Treasury stock	(168,411)	(223,606)	(275,986)	(283,884)	(286,275)

Total shareholders’ equity	1,038,824	1,019,628	1,073,276	929,788	929,495

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,629,359	$10,884,228	$11,115,042	$10,731,029	$10,569,496

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential

	Three months ended			Year ended			Three months ended
	September 30, 2009			December 31, 2008			September 30, 2008
FIRSTMERIT CORPORATION AND SUBSIDIARIES	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$159,985			$177,089			$171,370
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,210,551	24,115	4.33%	1,985,026	94,260	4.75%	1,943,589	23,374	4.78%
Obligations of states and political subdivisions (tax exempt)	318,853	4,872	6.06%	294,724	17,910	6.08%	301,688	4,575	6.03%
Other securities and federal funds sold	199,028	2,049	4.08%	216,794	11,326	5.22%	216,154	2,780	5.12%

Total investment securities and federal funds sold	2,728,432	31,036	4.51%	2,496,544	123,496	4.95%	2,461,431	30,729	4.97%

Loans held for sale	17,357	230	5.26%	29,419	1,602	5.45%	12,048	178	5.88%
Loans	7,057,021	84,107	4.73%	7,203,946	434,704	6.03%	7,282,333	107,781	5.89%

Total earning assets	9,802,810	115,373	4.67%	9,729,909	559,802	5.75%	9,755,812	138,688	5.66%
Allowance for loan losses	(111,073)			(96,714)			(98,091)
Other assets	777,637			739,158			740,405

Total assets	$10,629,359			$10,549,442			$10,569,496

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,947,359	—	—	$1,530,021	—	—	$1,545,427	—	—
Demand — interest bearing	647,712	137	0.08%	687,160	2,514	0.37%	678,803	589	0.35%
Savings and money market accounts	2,916,980	5,763	0.78%	2,398,778	29,839	1.24%	2,373,995	6,932	1.16%
Certificates and other time deposits	1,872,456	12,284	2.60%	2,801,623	105,853	3.78%	2,728,139	23,463	3.42%

Total deposits	7,384,507	18,184	0.98%	7,417,582	138,206	1.86%	7,326,364	30,984	1.68%

Securities sold under agreements to repurchase	1,087,875	1,286	0.47%	1,343,441	31,857	2.37%	1,504,011	8,244	2.18%
Wholesale borrowings	883,377	6,824	3.06%	663,109	27,574	4.16%	634,226	6,801	4.27%

Total interest bearing liabilities	7,408,400	26,294	1.41%	7,894,111	197,637	2.50%	7,919,174	46,029	2.31%

Other liabilities	234,776			189,222			175,400

Shareholders’ equity	1,038,824			936,088			929,495

Total liabilities and shareholders’ equity	$10,629,359			$10,549,442			$10,569,496

Net yield on earning assets	$9,802,810	89,079	3.61%	$9,729,909	362,165	3.72%	$9,755,812	92,659	3.78%

Interest rate spread			3.26%			3.25%			3.35%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.

Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)	Quarters ended		Nine months ended
(In thousands except per share data)	September 30,		September 30,
	2009	2008	2009	2008
Interest income:
Interest and fees on loans, including held for sale	$84,283	$107,927	258,329	$330,731
Interest and dividends on investment securities and federal funds sold	29,388	29,223	90,857	87,714

Total interest income	113,671	137,150	349,186	418,445

Interest expense:
Interest on deposits:
Demand-interest bearing	137	589	451	2,144
Savings and money market accounts	5,763	6,932	16,592	23,075
Certificates and other time deposits	12,284	23,463	46,197	82,037
Interest on securities sold under agreements to repurchase	1,286	8,244	3,496	28,105
Interest on wholesale borrowings	6,824	6,801	21,064	20,133

Total interest expense	26,294	46,029	87,800	155,494

Net interest income	87,377	91,121	261,386	262,951
Provision for loan losses	23,887	15,531	68,473	41,617

Net interest income after provision for loan losses	63,490	75,590	192,913	221,334

Other income:
Trust department income	5,081	5,562	15,309	16,836
Service charges on deposits	16,782	16,648	46,798	47,412
Credit card fees	11,711	12,084	34,463	35,387
ATM and other service fees	2,935	2,717	8,380	8,281
Bank owned life insurance income	3,216	3,139	9,216	9,557
Investment services and insurance	2,498	2,899	7,686	8,554
Investment securities gains, net	2,925	—	4,103	571
Loan sales and servicing income	3,881	1,370	10,007	4,646
Gain on Visa Inc. redemption	—	—	—	7,898
Gain on post medical retirement curtailment	—	—	9,543	—
Other operating income	2,538	2,610	12,095	9,499

Total other income	51,567	47,029	157,600	148,641

Other expenses:
Salaries, wages, pension and employee benefits	43,351	45,043	130,158	132,472
Net occupancy expense	5,739	5,741	18,468	18,699
Equipment expense	5,847	5,962	17,856	17,998
Stationery, supplies and postage	2,167	2,347	6,493	6,914
Bankcard, loan processing and other costs	7,548	7,497	23,252	22,097
Professional services	3,980	3,966	10,316	8,434
Amortization of intangibles	86	86	260	486
Other operating expense	15,447	9,967	51,129	35,293

Total other expenses	84,165	80,609	257,932	242,393

Income before federal income tax expense	30,892	42,010	92,581	127,582
Federal income tax expense	8,129	12,257	24,889	37,233

Net income	$22,763	$29,753	67,692	$90,349

Other comprehensive income, net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$28,172	$(8,978)	50,235	$(19,488)
Unrealized hedging gain (loss), net of taxes	—	347	(94)	1,133
Minimum pension liability adjustment, net of taxes	(277)	875	(831)	2,621
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	1,901	—	2,667	371

Total other comprehensive gain (loss), net of taxes	25,994	(7,756)	46,643	(16,105)

Comprehensive income	$48,757	$21,997	114,335	$74,244

Net income applicable to common shares	$22,763	$29,753	61,321	$90,349

Net income used in diluted EPS calculation	$22,763	$29,753	61,321	$90,354

Weighted average number of common shares outstanding — basic *	85,872	82,090	84,182	82,015

Weighted average number of common shares outstanding — diluted *	85,880	82,117	84,190	82,062

Basic earnings per share *	$0.27	$0.36	0.73	$1.10

Diluted earnings per share *	$0.27	$0.36	0.73	$1.10

Stock dividend per share	0.72%	—	0.73%	—

Dividend per share	$0.16	$0.29	0.61	$0.87

*	Average outstanding shares and per share data restated to reflect the effect of stock dividends declared April 28, 2009 and August 20, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2009	2009	2009	2008	2008
(Dollars in thousands, except share data)	3rd Q	2nd Q	1st Q	4th Q	3rd Q

Interest and fees on loans, including held for sale	$84,283	$86,247	$87,799	$105,463	$107,927
Interest and dividends — securities and federal funds sold	29,388	29,912	31,557	29,918	29,223

Total interest income	113,671	116,159	119,356	135,381	137,150

Interest on deposits:
Demand-interest bearing	137	159	155	370	589
Savings and money market accounts	5,763	5,452	5,377	6,764	6,932
Certificates and other time deposits	12,284	15,325	18,588	23,816	23,463
Securities sold under agreements to repurchase	1,286	1,211	999	3,752	8,244
Wholesale borrowings	6,824	6,897	7,343	7,441	6,801

Total interest expense	26,294	29,044	32,462	42,143	46,029

Net interest income	87,377	87,115	86,894	93,238	91,121
Provision for loan losses	23,887	26,521	18,065	16,986	15,531

Net interest income after provision for loan losses	63,490	60,594	68,829	76,252	75,590

Other income:
Trust department income	5,081	5,438	4,790	5,291	5,562
Service charges on deposits	16,782	15,853	14,163	15,450	16,648
Credit card fees	11,711	11,668	11,084	11,667	12,084
ATM and other service fees	2,935	2,839	2,606	2,613	2,717
Bank owned life insurance income	3,216	2,985	3,015	2,451	3,139
Investment services and insurance	2,498	2,270	2,918	1,949	2,899
Investment securities gains, net	2,925	1,178	—	1,555	—
Loan sales and servicing income	3,881	3,791	2,335	2,294	1,370
Gain on Visa Inc.	—	—	—	5,768	—
Gain on post medical retirement curtailment	—	—	9,543	—	—
Other operating income	2,538	4,823	4,734	3,757	2,610

Total other income	51,567	50,845	55,188	52,795	47,029

Other expenses:
Salaries, wages, pension and employee benefits	43,351	44,125	42,682	46,991	45,043
Net occupancy expense	5,739	5,858	6,871	5,950	5,741
Equipment expense	5,847	6,212	5,797	6,139	5,962
Stationery, supplies and postage	2,167	2,051	2,275	2,458	2,347
Bankcard, loan processing and other costs	7,548	7,862	7,842	7,359	7,497
Professional services	3,980	2,856	3,480	3,261	3,966
Amortization of intangibles	86	87	87	87	86
Other operating expense	15,447	21,513	14,169	15,995	9,967

Total other expenses	84,165	90,564	83,203	88,240	80,609

Income before income tax expense	30,892	20,875	40,814	40,807	42,010
Federal income taxes	8,129	5,380	11,380	11,671	12,257

Net income	$22,763	$15,495	$29,434	$29,136	$29,753

Other comprehensive income (loss), net of taxes	25,994	5,203	15,446	5,110	(7,756)

Comprehensive income	$48,757	$20,698	$44,880	$34,246	$21,997

Net income applicable to common shares	$22,763	$10,995	$27,563	$29,136	$29,753

Adjusted net income used in diluted EPS calculation	$22,763	$10,995	$27,563	$29,136	$29,753

Weighted-average common shares — basic *	85,872	84,123	82,514	82,193	82,090

Weighted-average common shares — diluted *	85,880	84,131	82,523	82,202	82,117

Basic net income per share *	$0.27	$0.13	$0.33	$0.35	$0.36

Diluted net income per share *	$0.27	$0.13	$0.33	$0.35	$0.36

*	Average outstanding shares and per share data restated to reflect the effect of stock dividends declared April 28, 2009 and August 20, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2008 annual period which	Quarterly Periods					Annual Period
is derived from the audited financial statements)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30	Dec 31
(Dollars in thousands, except ratios)	2009	2009	2009	2008	2008	2008
Allowance for Credit Losses

Allowance for loan losses, beginning of period	$111,222	$106,257	$103,757	$102,007	$98,239	$94,205
Provision for loan losses	23,887	26,521	18,065	16,986	15,531	58,603
Charge-offs	21,819	24,726	18,936	17,932	14,957	62,388
Recoveries	3,062	3,170	3,371	2,696	3,194	13,337

Net charge-offs	18,757	21,556	15,565	15,236	11,763	49,051

Allowance for loan losses, end of period	$116,352	$111,222	$106,257	$103,757	$102,007	$103,757

Reserve for unfunded lending commitments, beginning of period	$6,054	$6,019	$6,588	$6,493	$7,310	$7,394
Provision for credit losses	(1,584)	35	(569)	95	(817)	(806)

Reserve for unfunded lending commitments, end of period	$4,470	$6,054	$6,019	$6,588	$6,493	$6,588

Allowance for Credit Losses	$120,822	$117,276	$112,276	$110,345	$108,500	$110,345

Ratios

Provision for loan losses as a % of average loans	1.34%	1.47%	0.99%	0.92%	0.85%	0.81%
Provision for credit losses as a % of average loans	(0.09)%	(0.00)%	(0.03)%	0.01%	(0.04)%	(0.01)%
Net charge-offs as a % of average loans	1.05%	1.19%	0.86%	0.82%	0.64%	0.68%
Allowance for loan losses as a % of period-end loans	1.66%	1.56%	1.45%	1.40%	1.38%	1.40%
Allowance for credit losses as a % of period-end loans	1.72%	1.64%	1.53%	1.49%	1.47%	1.49%
Allowance for loan losses as a % of nonperforming loans	147.60%	175.17%	151.35%	198.76%	264.45%	198.76%
Allowance for credit losses as a % of nonperforming loans	153.27%	184.71%	159.93%	211.38%	281.28%	211.38%

Asset Quality

Impaired loans:
Nonaccrual	$63,357	$48,563	$54,070	$40,195	$29,245	$40,195
Other nonperforming loans:
Nonaccrual	15,474	14,929	16,134	12,007	9,328	12,007

Total nonperforming loans	78,831	63,492	70,204	52,202	38,573	52,202

Other real estate (“ORE”)	10,050	9,859	6,039	5,324	4,918	5,324

Total nonperforming assets (“NPAs”)	$88,881	$73,351	$76,243	$57,526	$43,491	$57,526

NPAs as % of period-end loans + ORE	1.26%	1.03%	1.04%	0.77%	0.59%	0.77%

Past due 90 days or more & accruing interest	$27,764	$22,129	$18,602	$23,928	$16,241	$23,928

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited) (Dollars in thousands)	2009	2009	2009	2008	2008
QUARTERLY OTHER INCOME DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Trust department income	$5,081	$5,438	$4,790	$5,291	$5,562
Service charges on deposits	16,782	15,853	14,163	15,450	16,648
Credit card fees	11,711	11,668	11,084	11,667	12,084
ATM and other service fees	2,935	2,839	2,606	2,613	2,717
Bank owned life insurance income	3,216	2,985	3,015	2,451	3,139
Investment services and insurance	2,498	2,270	2,918	1,949	2,899
Investment securities gains, net	2,925	1,178	—	1,555	—
Loan sales and servicing income	3,881	3,791	2,335	2,294	1,370
Gain on Visa Inc.	—	—	—	5,768	—
Gain on post medical retirement curtailment	—	—	9,543	—	—
Other operating income	2,538	4,823	4,734	3,757	2,610

Total Other Income	$51,567	$50,845	$55,188	$52,795	$47,029

	2009	2009	2009	2008	2008
QUARTERLY OTHER EXPENSES DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Salaries, wages, pension and employee benefits	$43,351	$44,125	$42,682	$46,991	$45,043
Net occupancy expense	5,739	5,858	6,871	5,950	5,741
Equipment expense	5,847	6,212	5,797	6,139	5,962
Taxes, other than federal income taxes	1,646	1,631	1,626	1,463	1,714
Stationery, supplies and postage	2,167	2,051	2,275	2,458	2,347
Bankcard, loan processing and other costs	7,548	7,862	7,842	7,359	7,497
Advertising	1,635	1,887	1,971	1,863	2,476
Professional services	3,980	2,856	3,480	3,261	3,966
Telephone	1,010	997	1,014	978	956
Amortization of intangibles	86	87	87	87	86
Other operating expense	11,156	16,998	9,558	11,691	4,821

Total Other Expenses	$84,165	$90,564	$83,203	$88,240	$80,609

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

	Quarters ended		Year ended	Nine months ended
(Unaudited)	September 30,		December 31,	September 30,
(Dollars in thousands)	2009	2008	2008	2009	2008

Allowance for loan losses — beginning of period	$111,222	$98,239	$94,205	$103,757	$94,205
Loans charged off:
Commercial	7,208	3,556	16,318	21,892	10,727
Mortgage	1,455	1,162	4,696	3,693	3,671
Installment	7,135	5,840	24,740	23,060	17,464
Home equity	1,911	1,154	4,153	4,943	3,446
Credit cards	3,384	2,522	9,821	10,047	7,315
Leases	—	20	26	3	20
Overdrafts	726	703	2,634	1,843	1,813

Total	21,819	14,957	62,388	65,481	44,456

Recoveries:
Commercial	90	232	2,388	521	1,986
Mortgage	41	2	76	260	41
Installment	2,104	1,757	7,071	6,527	5,598
Home equity	99	484	851	295	726
Credit cards	514	439	1,831	1,289	1,455
Manufactured housing	37	44	247	122	170
Leases	6	28	104	53	97
Overdrafts	171	208	769	536	568

Total	3,062	3,194	13,337	9,603	10,641

Net charge-offs	18,757	11,763	49,051	55,878	33,815
Provision for loan losses	23,887	15,531	58,603	68,473	41,617

Allowance for loan losses — end of period	$116,352	$102,007	$103,757	$116,352	$102,007

Average loans outstanding	$7,057,021	$7,282,333	$7,203,946	$7,227,077	$7,149,451

Ratio to average loans:
(Annualized) net charge-offs	1.05%	0.64%	0.68%	1.03%	0.63%

Provision for loan losses	1.34%	0.85%	0.81%	1.27%	0.78%

Loans outstanding — period-end	$7,029,648	$7,381,592	$7,425,613	$7,029,648	$7,381,592

Allowance for credit losses:	$120,822	$108,500	$110,345	$120,822	$108,500

As a multiple of (annualized) net charge-offs	1.62	2.32	2.25	1.62	2.40

Allowance for loan losses:
As a percent of period-end loans outstanding	1.66%	1.38%	1.40%	1.66%	1.38%

As a multiple of (annualized) net charge-offs	1.56	2.18	2.12	1.56	2.26